Financial Risk Management - Optimum capital structure to reduce cost of capital (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Sep. 08, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial Risk Management
Borrowing	$ 1,465,437	$ 1,439,603	$ 30,500	$ 1,344,817
Less: Cash and cash equivalents	(385,265)	(375,783)
Net debt	1,080,172	1,063,820
Equity	$ 862,369	$ 773,608		$ 805,286	$ 1,198,614
Net debt to equity ratio	125.00%	138.00%